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                                                                EXHIBIT 23.8


                          CONSENT OF DIRECTOR NOMINEE

        The undersigned hereby consents to the reference of the undersigned as a director nominee of AMB Property Corporation (the "Company") in the Company's Registration Statement on Form S-11.



                                             /s/ ROBERT H. EDELSTEIN, Ph.D.
                                             ------------------------------
                                                 Robert H. Edelstein, Ph.D.



September 17, 1997